UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

ELECTROGLAS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-21626	77-0336101
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6024 Silver Creek Valley Road, San Jose, CA 95138

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 528-3000

Item 7. Financial Statement and Exhibits

(c) Exhibits.

Exhibit Number	Document

99.1	Press Release of Electroglas, Inc., dated October 23, 2003, announcing financial results for the third fiscal quarter ended September 30, 2003.

Item 12. Results of Operations and Financial Condition

On October 23, 2003, the registrant issued a press release announcing the registrant’s preliminary financial results for its third fiscal quarter ended September 30, 2003. A copy of the registrant’s press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibits shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROGLAS, INC.

Date: October 23, 2003	By:	/s/ THOMAS E. BRUNTON

Thomas E. Brunton Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release of Electroglas, Inc., dated October 23, 2003, announcing financial results for the third fiscal quarter ended September 30, 2003.

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